SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 5, 2008

INTEGRATED MEDIA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

33-119586	76-0600966
(Commission File Number)	(IRS Employer Identification Number)

524 East Weddell Drive
Sunnyvale, CA  94089
(Address of principal executive offices)

Rene Schena
524 East Weddell Drive
Sunnyvale, CA  94089
(Name and address of agent for service)

408-744-1711

(Telephone number, including area code of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

        The Registrant has amended this Report on Form 8-K to include as an exhibit the warrant to purchase 1,250,000 shares of the  Registrant’s common stock as described in Item 2.01 below.  Other than the inclusion of the warrant as an exhibit to this Report on Form 8-K, the Registrant has not updated any of the other disclosures originally made in this Report on Form 8-K, as filed with the Commission on February 6, 2008, and amended on August 19, 2008, and investors are encouraged to review the Registrant’s latest filings with the Securities and Exchange Commission for updated disclosures regarding the transactions described below.

ITEM 2.01 –Acquisition or Disposition of Assets

On February 5, 2008, Integrated Media Holdings, Inc. announced that it had signed a definitive merger agreement to combine with TeleChem International, Inc.(“TeleChem”).  TeleChem International is a privately held, Inc. 500 company with diversified business activities in the life sciences, chemical trading and disease diagnostics areas.  As a result of the merger, the shareholders of TeleChem (the “TeleChem Shareholders”) will own a majority of the voting stock of Integrated Media, that will change its name to Arrayit Corporation.

In accordance with the terms of the merger agreement, the shareholders of Telechem International, Inc. were issued preferred stock convertible into thirty six million one hundred thousand (36,100,000) common shares that represent 64.95% of the outstanding common after taking into account: (i) a 1:30 reverse split approved by the directors and majority shareholders, (ii) conversion of all outstanding shares of preferred stock, (iii) conversion of all outstanding debt obligations of Integrated Media; and (iv) the shares underlying a recently issued warrant to purchase 1,250,000 shares of common stock.

TELECHEM

Description of the Company

TeleChem is a privately-held company that was founded in 1993 by Rene Schena and Todd Martinsky as a chemical import and export trading company.  TeleChem’s chemicals division provides customers with the raw materials required for plastics, water soluble fertilizers, and alternative fuels.  After four years of operations in the chemicals market, TeleChem entered the biotechnology sector with the creation of the ArrayIt® Life Sciences Division in 1996.  Because of the public interest in the Human Genome Project and microarray technology, TeleChem focused on microarray products and services for the research, pharmaceutical and diagnostics markets.  TeleChem’s ArrayIt® Division currently provides its patented microarray platform (US 6,101,946) to more than 3,000 installations serving an estimated 10,000 laboratories, making it the most widely used microarray technology in the world.  Supporting instruments, kits, reagents, and hardware complete the ArrayIt® line of more than 400 products making up what management believes is a universal microarray platform for any type of biomolecule.

During the year 2001, the Diagnostics Division was started in order to leverage the patented (6,913,879) multi-patient technology for genetic screening and testing.  This next generation microarray format allows clinical laboratories to examine tens of thousands of patients on a single microarray, providing much more cost-effective gene information for population-wide diagnostics than traditional “single patient” microarrays.  The company is currently developing or has developed tests for many major human diseases including cystic fibrosis, sickle cell anemia, and cancer.  ArrayIt intends to compete in the $20 billion molecular diagnostics arena.

The TeleChem customer base includes major universities, pharmaceutical and biotech companies, agricultural and chemical companies, government agencies, national research foundations and private sector enterprises around the world.  The company website receives more than 1,000,000 hits per month and the Shopping Cart allows on-line product ordering 24 hours a day. The website makes available the Electronic Library free-of-charge to the tens of thousands of researchers worldwide that wish to keep pace with the microarray literature. TeleChem scientists were featured on NOVA’s television show “Cracking the Code of Life” in 2001.  The company received the Rising Star Award from the City of Sunnyvale in 2002 and 2003, the Silicon Valley Top 50 Award from the San Jose Business Journal in 2003, and consecutive selection to the Inc. 500 List in 2002 and 2003 by Inc. magazine.

TeleChem’s principal office is in Sunnyvale, California.  TeleChem presently has eight (8) employees.

Proposed Executive Officers and Directors After the Acquisition

NAME	AGE	POSITION

Rene’ A. Schena	45	Chairman , Director & CEO

Todd J. Martinsky	43	Vice President & Director

Mark Schena, Ph.D.	45	President, Chief Technology Officer, Secretary & Treasurer

William L. Sklar	60	Director

Paul Haje	52	Director of Advertising and Public Relations

Ms. Schena holds a degree in Language Studies from the University of California Santa Cruz. She has 23 years experience in international business, including translation, contract documentation and commodities trading with a subsidiary of ConAgra from 1985 to 1988, and as a chemical import and distribution specialist, department manager, and later President of NuSource Chemical Corporation.

She founded TeleChem International, Inc. in 1993, continuing the import and export chemical distribution specialty, expanding into government bid business, and moving into the biotech sector in 1996.  TeleChem is a market leader in DNA microarray technology, providing tools and expertise for the explosive functional genomics and diagnostic screening markets.  In 2002 and again in 2003, TeleChem made Inc. Magazine’s list of the top 500 fastest growing privately held companies in the USA. In 2005, the Silicon Valley Business Journal recognized Ms Schena as the President of the 11th largest woman-owned business enterprise in the Silicon Valley.  Ms. Schena’s long-term contacts in the chemical industry, strong business background and management expertise are key contributions to TeleChem's infrastructure.

Mr. Martinsky , Co-founder of TeleChem International, Inc., previously served as director of education and consulting at the Codd and Date Consulting Group.  Mr. Martinsky has led the ArrayIt Division to play a significant role in the microarray industry. He has authored several book chapters and other scientific literature and has become an internationally recognized lecturer, writer, consultant and teacher.  In addition to providing consulting services, Mr. Martinsky has spearheaded ArrayIt’s technical support team since 1997. Along with his daily technical and business direction of the ArrayIt Product line, Mr. Martinsky established successful alliances with corporate partners in manufacturing, reagents, equipment and distribution.  He is responsible for an educational outreach program that ensures that the broadly patented ArrayIt Micro Spotting Device is applied in the field with optimal scientific and technological accuracy. He is currently serving on the panel that is crafting future regulatory requirements for microarray manufacturing for the United States Pharmacopeia.

Dr. Schena is a world-renowned biochemist whose research focuses on microarray technology, genomics, proteomics, genotyping, molecular diagnostics, and gene expression.  Dr. Schena and his colleagues at Stanford University published the first paper on microarrays in 1995 (Science 270, 467-470), catalyzing the explosive proliferation of microarray technology at academic and commercial institutions internationally.  The 95’ Science paper is the most highly cited paper in the history of Arabidopsis research and a recent article in The Scientist places Dr. Schena at positions 1 and 2 on the “microarray family tree”, confirming his role as the founder of microarray technology and substantiating his status as the Father of Microarray Technology. More than 20,000 laboratories in 35 countries are using microarrays to explore basic questions in biology, chemistry, agriculture and medicine, and the proliferation of the technology has resulted in more than 26,000 publications since the original 95’ Science publication.

Dr. Schena’s success can be traced to an incomparable scientific pedigree. He trained as a postdoctoral fellow with Dr. Ronald W. Davis in the Department of Biochemistry at the Beckman Center at Stanford University, and earned a Ph.D. with Dr. Keith R. Yamamoto in the Department of Biochemistry at UCSF, graduating first in an exceptional class.  Dr. Schena performed his undergraduate thesis work with Dr. Daniel E. Koshland, Jr. in the Biochemistry Department at UC Berkeley, earning a baccalaureate degree with greatest achievement and highest honors in 1984.  As a professional scientist, he has authored more than thirty scientific papers and books on subjects ranging from bacteria and yeast to plants and humans, and has campaigned tirelessly with scientists, physicians, federal regulatory agencies, granting agencies, and charitable organizations to promote microarray technology for the betterment of humankind. Dr. Schena edited the first two books on microarrays, DNA Microarrays: A Practical Approach by Oxford University Press, and Microarray Biochip Technology by Eaton Publishing Company, wrote the first microarray textbook Microarray Analysis for J. Wiley & Sons, and the first book on the proteomic applications of microarrays entitled Protein Microarrays by Jones & Bartlett.  Dr. Schena has recently completed a new methods book DNA Microarrays-Methods Express for Scion Publishing, and continues to lecture widely, having given more than 120 speeches in 15 countries since 1995. Dr. Schena was featured as one of the “Stars of Genomics” on the NOVA television special Cracking the Code of Life, which received more than 100,000,000 viewers worldwide, and is the most highly funded science documentary in United States history.

Dr. Schena is currently a Visiting Scholar and Consultant in the ArrayIt® Life Sciences Division at TeleChem International, Inc.  Dr. Schena is also the Chairman of NGS-ArrayIt, Inc and the Founder and President of Mark Schena Inc., an educational consulting company providing consulting services to a host of leading organizations such as Affymetrix, AlphaGene, ArrayIt, Biodot, Cartesian Technologies, Clontech, diaDexus, General Scanning, Genomic Solutions, GSI Lumonics, Incyte Pharmaceuticals, Irell and Manella, Johnson & Johnson, Morrison & Foerster, Motorola, Packard Instruments, Perkins Coie, Roche, Synteni, Technology Mentors, TeleChem International, Wilson Sonsini, Goodrich & Rosati, and others.  Dr. Schena resides with Ms. Rene Schena, the Chairman & CEO of TeleChem International, Inc., in Los Altos, California.

Mr. Sklar has served as a consultant with Willmar Management Corp. since 1988.   Since October 26, 2005 Mr. Sklar has been a director of Radiate Research a public company.  From July 1983 to October 1988 Mr. Sklar was the owner of Western Bag & Burlap a textile manufacturer.  Mr. Sklar   holds a Bachelor of Commerce from the University of Toronto.

Mr. Haje joined TeleChem in 1999 as the Director of Advertising and Public Relations.  He has successfully produced 63 major trade shows in the USA and Canada, 17 workshops, 11 VIP events, 76 unique full page print advertising campaigns, 18 direct mail campaigns, e-mail blasts, web site imagery and two full color company catalogs.  In 2003, Mr. Haje won the 2003 Signet Advertising Award for Best Full Page Ad in the life sciences sector.  Mr. Haje represented the company at the United States Food and Drug Administration’s Microarray Quality Control projects I and II, drawing important attention in the scientific press to the company and its H25K Whole Human Genome Chip.  H25K was one of only seven microarray platforms allowed to participate in the project, including Affymetrix, Agilent, Illumina, GE Healthcare and Applied BioSystems.  Mr. Haje has promoted the ArrayIt brand name through company exposure on prime time television, in cover stories, feature articles, trade publications, newsletters and web broadcasts.  TV includes PBS NOVA, ABC Night Line, CNBC Business Odyssey.  He has regularly booked cover stories and feature articles in Science, The Scientist, Nature, Genetic Engineering News, BioTechniques, Genome Technology, American Chemical Society, JAMA, PharmaGenomics, Genomics and Proteomics, BioScience Technology, BioArray News, BioInform, and Genome Web.

ITEM 9.01 – Financial Statements and Exhibits

(a) Financial statements of business acquired.

(b) Pro forma financial information.

(c) Exhibits

Exhibit Number	Description
10.1*	Common Stock Purchase Warrant
99.1	Audited Financial Statements for the year ended December 31, 2007 of TeleChem International, Inc.(1)
99.2	Unaudited Pro Forma Consolidated Financial Statements for the period ended December 31, 2007 (1)
99.3(1)	Press Release

* Filed herewith.

(1) Filed as Exhibits to the Registrant’s Form 8-K/A, filed with the Commission on August 19, 2008, and incorporated herein by reference.

(2) Filed as an exhibit to the Registrant’s Report on Form 8-K, filed with the Commission on February 6, 2008, and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED MEDIA HOLDINGS, INC.

Date: November 25, 2008	By: /s/ Rene’ A. Schena
Name: Rene’ A. Schena Title: Chairman, Director, and CEO

Exhibit 10.1
Common Stock Purchase Warrant

NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON THE EXERCISE HEREOF HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE AND IS BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS.  NEITHER THIS WARRANT NOR THE SHARES ISSUABLE ON THE EXERCISE HEREOF MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SUCH SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

COMMON STOCK PURCHASE WARRANT

To Purchase 1,250,000 Shares Of Common Stock Of

INTEGRATED MEDIA HOLDINGS, INC.

This is to certify, that FOR VALUE RECEIVED,

Recap Marketing and Consulting, L.L.P.
A Texas limited liability partnership

(the “Holder”)

is entitled to purchase, subject to the provisions of this Warrant from Integrated Media Holdings, Inc. (the “Company”), a Delaware corporation, at any time up to an including the expiration of five years after the date hereof (“Expiration Date”), up to an aggregate of One Million Two Hundred and Fifty Thousand (1,250,000) shares of the Company’s common stock, (“Common Stock”) at a purchase price per share of one cent (US$.01) in currency of the United States of America.  The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock may be adjusted from time to time as hereinafter set forth.  The shares of the Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as “Warrant Shares” and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the “Exercise Price.”  This Warrant represents the Warrants referred to in the Purchaser Representation Letter (the “Purchaser Representation Letter”) entered into between the Company and Recap Marketing and Consulting, L.L.P. effective as of January 19, 2008.

1.  Exercise of Warrant.  This Warrant may be exercised in whole or in part at any time and from time to time up to an including the Expiration Date.

If the date on which the Holder’s right to purchase Common Stock expires is a day on which national banks in the United States of America are authorized by law to close, then that right shall expire on the next succeeding day that is not such a day. The Holder shall exercise all rights to purchase Common Stock by presenting and surrendering this Warrant to the Company, at 12000 Westheimer Road Suite 340 Houston, TX 77077-6531, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of shares specified in such form. If this Warrant should be exercised in part only, or if the Company should exercise any of its Redemption Rights, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant, in proper form for exercise, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of shares specified in such form, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. As soon as practicable after each exercise of this Warrant, the Company will deliver the shares issuable upon such exercise to the Holder.

2. Relinquishment of Options.

(a)  The Warrantholder in lieu of purchasing the entire number of shares subject to purchase hereunder, shall have the right to relinquish all or any part of the then unexercised portion of this Warrant (to the extent then exercisable) for a number of shares of Common Stock to be determined in accordance with the following provisions of this clause (a):

(i)  The number of shares of Common Stock, if any, issuable pursuant to such relinquishment shall be the number of such shares, rounded to the next greater number of full shares, as shall be equal to the quotient obtained by dividing (A) the Appreciated Value by (B) the purchase price per share of Common Stock specified in this Warrant;

(ii)  For the purpose of this clause (a), “Appreciated Value” means the excess of (x) the aggregate current market value of the shares of Common Stock covered by the option or the portion thereof to be relinquished over (y) the aggregate purchase price for such shares specified in this Warrant;

(b)  Such right of relinquishment may be exercised only upon receipt by the Company of a written notice of such relinquishment which shall be dated the date of election to make such relinquishment; and that, for the purposes of this Warrant, such date of election shall be deemed to be the date when such notice is sent by registered or certified mail, or when receipt is acknowledged by the Company, if mailed by other than registered or certified mail or if delivered by hand or by any telegraphic communications equipment of the sender or otherwise delivered; provided, that, in the event the method just described for determining such date of election shall not be or remain consistent with the provisions of Section 16(b) of the Exchange Act or the rules and regulations adopted by the Commission thereunder, as presently existing or as may be hereafter amended, which regulations exempt from the operation of Section 16(b) of the Exchange Act in whole or in part any such relinquishment transaction, then such date of election shall be determined by such other method consistent with Section 16(b) of the Exchange Act or the rules and regulations thereunder as the Company shall in its discretion select and apply;

(c)  The “current market value” of a share of Common Stock on a particular date shall be deemed to be its fair market value on that date as determined in accordance with Paragraph 4; and

(d)  The Warrant, or any portion thereof, may be relinquished only to the extent that (A) it is exercisable on the date written notice of relinquishment is received by the Company, (B) the Holder pays, or makes provision satisfactory to the Company for the payment of, any taxes which the Company is obligated to collect with respect to such relinquishment.

(e)  If a Warrant is relinquished, such Warrant shall be deemed to have been exercised to the extent of the number of shares of Common Stock covered by the Warrant or part thereof which is relinquished, and no further Warrants will be isssued covering such shares of Common Stock.

3.  Issuance and Delivery of Shares.  The Company hereby represents, warrants and agrees that at all times there shall be reserved for issuance and delivered to the Holder the number of shares of Common Stock as shall be required for issuance or delivery upon exercise of this Warrant.

4.  Fractional Shares. No fractional shares or script representing fractional shares shall be issued upon the exercise of this Option. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of such fractional share, determined as follows:

(a)  If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange, the current value shall be the last reported sales price of the Common Stock on such exchange on the last business day prior to the date of exercise of this Option or if no such sale is made on such day, the average of the closing bid and asked prices for such day on such exchange; or

(b)  If the Common Stock is not so listed or admitted to unlisted trading privileges, the current value shall be the mean of the last reported bid and asked prices reported by the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), or if not so quoted on NASDAQ then by the National Quotation Bureau, LLC, New York, New York, on the last business day prior to the date of the exercise of this Warrant; or

(c)  If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current value shall be an amount, not less than book value, determined in such reasonable manner as may be prescribed by the Company’s board of directors, and supported by the written fairness opinion of an independent, nationally-recognized stock valuation expert.

5.  Transfer, Assignment or Loss of Warrant.

(a)  The Holder may assign this Warrant, in whole or in part, or any interest herein. This Warrant and the Warrant Shares have not been filed or registered with the United States Securities and Exchange Commission or with the securities regulatory authority of any state.  This Warrant and the Warrant Shares are subject to restrictions imposed by federal and state securities laws and regulations on transferability and resale, and may not be transferred assigned or resold except as permitted under the Securities Act of 1933, as amended (the “Act”), and the applicable state securities laws, pursuant to registration thereunder or exemption therefrom. Upon receipt by the Company of evidence satisfactory to it that this Warrant or any portion hereof, has been legally and validly transferred or assigned, the Company will, at the request of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, exchange this Warrant for one or more Warrants, in such denominations as the Holder shall specify, registered in such name or names as the Holder shall designate. If, at the time of such transfer or assignment, this Warrant has not been registered under the Act, then each such transferee and assignee shall furnish the Company with evidence satisfactory to it that such transferee or assignee is acquiring such Warrant for his, her or its own account, for investment purposes, and not with a view towards a distribution thereof or of the Warrant Shares issuable upon its exercise.  The term “Warrant,” as used herein, includes any Warrants issued in substitution for or replacement of this Warrant, or into which this Warrant may be divided or exchanged.

(b)  Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of loss, theft or destruction of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant in the case of mutilation, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

(c)  The Company may cause any legend required under the Act and applicable state securities laws, or advisable in the opinion of its legal counsel, to be set forth on each Warrant.

6.  Rights of the Holder.  The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder as the Holder of this Warrant are limited to those expressed in this Warrant and the Purchaser Representation Letter.

7.  Anti-Dilution Provisions. So long as this Warrant is outstanding and not fully exercised, the Company shall not, without the prior consent of the Holder, issue or sell (i) any Common Stock without consideration or for a consideration per share less than its fair market value determined immediately prior to its issuance, or (ii) issue or sell any warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than such Common Stock’s fair market value determined immediately prior to its issuance.  For the purpose of this Paragraph 7, the Common Stock’s fair market value shall be determined as provided in Paragraph 4 hereof, on a fully-diluted basis, assuming the exercise of all Options and other outstanding rights to acquire Common Stock.

8.  Securities Not Registered Under the Securities Act of 1933.  Neither the Warrants nor the shares of Common Stock issuable upon their exercise has been registered under the Securities Act of 1933 or the laws of any state of the United States and each Warrant certificate as well as each Common Stock certificate issued upon the exercise of any such Warrant, shall be stamped or otherwise imprinted with a legend in substantially the following form:

“The securities represented hereby have not been registered under the Securities Act of 1933.  Such securities may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act.”

9.  Officer’s Certificate.  Whenever the Company shall determine the fair market value of the Common Stock pursuant to Paragraph 4 hereof, the Company shall forthwith file in the custody of its secretary at its principal office, with its stock transfer agent and with the Holder, an officer’s certificate showing the such fair market value and the date as of which it was determined, and setting forth in reasonable detail the facts requiring such determination and the facts, assumptions, methodology and calculations employed in determining such value.  The Company shall forthwith deliver a copy of each such officer’s certificate to the Holder, and the Company shall make all such officer’s certificates available at all reasonable times for inspection by and copying by the Holder.

10.  Notices to Warrantholders.  So long as this Warrant shall be outstanding and any portion of it shall be unexercised, (i) if the Company shall pay any dividend or make any distribution upon the Common Stock or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any shares of stock of any class or any other rights or (iii) if any capital reorganization of the Company, reclassification of the Company’s capital stock, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the Company’s property and assets to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be delivered to the Holder, at least ten days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

11.  Reclassification, Reorganization or Merger.  In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company (other than a reverse split or other action that results in a reduction of the number of outstanding shares, change in par value, or from par value to no par value, or from no par value to par value, or as a result of an issuance of Common Stock by way of dividend or other distribution or of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company shall cause effective provision to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the same kind and amount of shares of stock and other securities and property receivable upon such classification, capital reorganization or other change, consolidation, merger, sale or conveyance.  Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Paragraph 11 shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for or of a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of 6 hereof with the amount of the consideration received upon the issue thereof being determined by the Company’s board of directors, such determination to be final and binding on the Holder.

12.  Spin-Offs.  In the event the Company spins-off a subsidiary by distributing to the Company’s stockholders as a dividend or otherwise the stock of the subsidiary, the Company shall reserve for the life of the Warrant shares of the subsidiary to be delivered to the holders of the Warrants upon exercise to the same extent as if they were owners of record of the Warrant Shares on the record date for payment of the shares of the subsidiary.

13.  Miscellaneous.  All notices given under this Warrant shall be in writing, addressed to the parties as set forth below, and shall be effective on the earliest of (i) the date received, or (ii) if given by facsimile transmittal on the date given if transmitted before 5:00 p.m. the recipients time, otherwise it is effective the next day, or (iii) on the second business day after delivery to a major international air delivery or air courier service (such as Federal Express or Network Couriers):

If to the Holder: Recap Marketing and Consulting, L.L.P. 12000 Westheimer Rd Ste 340 Houston, TX 77077-6531 Attention: Hunter M. A. Carr, President Facsimile No. 713-462-1980
If to the Company:
Integrated Media Holdings, Inc.
12000 Westheimer Rd Ste 340
Houston, TX 77077-6531
Attention: William L. Sklar, President
Facsimile No. 713-462-1980
With a copy (that does not constitute
notice) to:
Sonfield & Sonfield
Attorneys at Law
770 Post Oak Lane
Houston, Texas 77056
Attention:  Robert L. Sonfield, Jr.
Facsimile No. (713) 877-1547

14.  This Warrant is binding on and, except for the limitations on transfer and assignment contained in Paragraph 4, shall inure to the benefit of the successors in interest of the Company and the Holder, respectively.

15.  This Warrant shall be governed by and interpreted in accordance with the laws of the State of Texas; provided, however, that if any provision of this Warrant is unenforceable under the laws of the State of Texas, but is enforceable under Delaware law, then such provision shall be governed by and interpreted in accordance with Delaware law. The parties agree that the courts of the Harris County, Texas, shall have exclusive jurisdiction and venue for the adjudication of any civil action between them arising out of relating to this Agreement, and hereby irrevocably consent to such jurisdiction and venue.

Dated as of January 19, 2008.
Integrated Media Holdings, Inc. By _________________________________ William L. Sklar, President

PURCHASE FORM

Date: ____________________

TO: _____________________
c/o ______________________

The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing ___________ shares of Common Stock, pursuant to the terms of the attached Warrant.

Method of Exercise (Please initial the applicable blank):

___The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith or by concurrent wire transfer payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

___The undersigned elects to exercise the attached Warrant by means of relinquishing a sufficient number of shares as payment, and tenders herewith the within Warrant in full payment of the purchase price.

______________________________
(Name)
_________________________________

_________________________________
(Address)

The undersigned hereby represents and warrants that the aforesaid Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and all representations and warranties of the undersigned set forth in Section 7 of the attached Warrant are true and correct as of the date hereof.

______________________________ (Signature) Title:__________________________

____________________________
(Date)